Exhibit 99.1

RLJ Western Asset Public/Private Collector Fund, L.P.

(a Delaware limited partnership)

Financial Statements for the Year Ended December 31, 2010

and Report of Independent Auditors

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

Investment Advisor

Western Asset Management Company

385 E. Colorado Blvd

Pasadena, California 91101

Administrator

The Bank of New York Mellon

Alternative Investment Services

101 Barclay Street

New York, NY 10286

Custodian

BNY Mellon Asset Servicing

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

Independent Auditors

PricewaterhouseCoopers LLP

350 South Grand Avenue

Los Angeles, California 90071

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

This report is for Partners’ information only. Additional information regarding the RLJ Western Asset Public/Private Collector Fund,

L.P. may be obtained from the Investment Advisor at the address or telephone number provided below:

RLJ Western Asset Public/Private Collector Fund, L.P.

c/o Western Asset Management Company

385 E. Colorado Blvd

Pasadena, California 91101

Telephone: (626) 844-9400

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

Report of Independent Auditors

To the General and Limited Partners of

RLJ Western Asset Public/Private Collector Fund, L.P.:

In our opinion, the accompanying statement of assets, liabilities and partners’ capital, and the related statements of operations, of changes in partners’ capital and of cash flows present fairly, in all material respects, the financial position of RLJ Western Asset Public/Private Collector Fund, L.P. at December 31, 2010, and the results of its operations, the changes in its partners’ capital and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the General Partner. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the General Partner, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

April 29, 2011

            PricewaterhouseCoopers LLP, 350 S. Grand Avenue, Los Angeles, CA 90071

            T: (213) 356 6000, F: (813) 637 4444, www.pwc.com/us

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS’ CAPITAL DECEMBER 31, 2010

(in U.S. Dollars)

ASSETS
Investment in RLJ Western Asset Public/Private Master Fund, L.P. at fair value (the “Master Fund”)	$660,078,719
Cash and cash equivalents	100,022

Total assets	$660,178,741

LIABILITIES AND PARTNERS’ CAPITAL
LIABILITIES
Management fees payable	$209,813
Professional fees payable	96,037
Administration fees payable	90,077
Other accrued expenses	3,813

Total liabilities	399,740

PARTNERS’ CAPITAL
General Partner	19,890,475
Limited Partners	639,888,526

Total partners’ capital	659,779,001

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$660,178,741

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(in U.S. Dollars)

NET INVESTMENT INCOME (LOSS) ALLOCATED FROM THE MASTER FUND
Interest income	$105,587,666
Interest expense	(6,771,590)
Administrative fees	(197,856)
Professional fees	(58,912)
Other expenses	(144,788)

Net investment income allocated from the Master Fund	98,414,520

COLLECTOR FUND EXPENSES
Management fees	2,522,565
Organization expenses	235,000
Professional fees	188,863
Administration fees	148,224
Other expenses	3,699

Total Collector Fund expenses	3,098,351

Net investment income	95,316,169

NET REALIZED AND CHANGE IN UNREALIZED GAIN ALLOCATED FROM THE MASTER FUND
Net realized gain	4,559,686
Net change in unrealized gain	55,508,106

Total net realized and change in unrealized gain allocated from the Master Fund	60,067,792

NET INCREASE IN PARTNERS’ CAPITAL RESULTING FROM OPERATIONS	$155,383,961

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF CHANGES IN PARTNERS CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2010

(in U.S. Dollars)

	General Partner	RLJ Western Asset Public Private Fund, L.P.	RLJ Western Asset Public Private Cayman Fund, L.P.	Other Affiliated Limited Partners	Total
PARTNERS’ CAPITAL, BEGINNING OF YEAR	$70,817	$32,143,232	$44,400,011	$—	$76,614,060
Contributions	395,207	181,737,960	283,045,533	68,000,000	533,178,700
Distributions (See Note 3)	(30,536)	(8,791,793)	(18,582,653)	(4,126,154)	(31,531,136)
Transfer (See Note 3)	—	(73,843,355)	—	(23,229)	(73,866,584)
Net increase in Partners’ Capital resulting from operations:
Net investment income allocated from the Master Fund	81,903	27,602,137	55,881,575	11,750,554	95,316,169
Net realized and change in unrealized gain allocated from the Master Fund	46,064	20,477,797	32,534,229	7,009,702	60,067,792
Carried interest	19,327,020	(6,013,270)	(13,313,750)	—	—

PARTNERS’ CAPITAL, END OF YEAR	$19,890,475	$173,312,708	$383,964,945	$82,610,873	$659,779,001

Remaining uncalled capital commitments, end of year	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2010

(in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in Partners’ Capital resulting from operations	$155,383,961
Adjustments to reconcile net increase in Partners’ Capital resulting from operations to net cash used in operating activities:
Investment made in the Master Fund	(533,178,700)
Proceeds from investment in Master Fund	35,885,902
Net investment income allocated from the Master Fund	(98,414,520)
Net realized gain allocated from the Master Fund	(4,559,686)
Net change in unrealized gain allocated from the Master Fund	(55,508,106)
Decrease in organizational cost payable	(1,148,312)
Decrease in management fees payable	(123,793)
Increase in administration fees payable	50,494
Increase in professional fees payable	64,037
Increase in other accrued expenses	1,181

Net cash used in operating activities	(501,547,542)

CASH FLOWS FROM FINANCING ACTIVITIES:
Contributions	501,609,042
Distributions	(31,531,136)

Net cash provided by financing activities	470,077,906

Net change in cash and cash equivalents	(31,469,636)
CASH AND CASH EQUIVALENTS:
Beginning of year	31,569,658

End of year	$100,022

SUPPLEMENTAL DISCLOSURE OF NON CASH TRANSACTION:
Transfer out of Limited Partners interest during the year (See Note 3)	$(73,866,584)

The accompanying notes are an integral part of these financial statements.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1.	ORGANIZATION

RLJ Western Asset Public/Private Collector Fund, L.P. (the “Collector Fund”) is a Delaware limited partnership that commenced operations on November 5, 2009 (the “Initial Closing Date”). The General Partner of the Collector Fund is RLJ Western Asset Management LLC, a Delaware limited partnership (the “General Partner”). The Collector Fund’s investment advisor is Western Asset Management Company, a Delaware limited partnership (the “Investment Advisor” or “Manager”). The Collector Fund’s investment objective is to achieve a level of return consistent with the master fund’s return by investing substantially all of its assets in RLJ Western Asset Public/Private Master Fund, L.P. (the “Master Fund”).

The Master Fund’s investment objective is to seek to generate attractive returns through long-term opportunistic investments in commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“RMBS”) issued prior to 2009 that were originally rated AAA or an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by the actual mortgage loans, leases or other assets and not other securities (collectively, “Eligible Assets”). Per the Master Fund agreement, at least 90% of the assets underlying any Eligible Asset will be domiciled in the United States, and will be purchased solely from financial institutions from which the Secretary of the United States Department of Treasury (the “UST”) may purchase assets pursuant to Section 101 (a) (1) of the United States Emergency Economic Stabilization Act of 2008, as amended. The Master Fund will also be permitted to make temporary investments in UST securities and certain money market mutual funds that own only instruments that are unconditionally guaranteed by the United States government. The Master Fund will not, without the written consent of the UST, invest an amount (excluding leverage) in excess of 5% of the Master Fund’s aggregate capital commitments in any particular issuance of Eligible Assets.

The investors in the Master Fund include the General Partner, the Collector Fund and the UST under a master-feeder structure. The partners in the Collector Fund are RLJ Western Asset Public/Private Fund, L.P. (“Onshore Feeder”), RLJ Western Asset Public/Private Cayman Fund, L.P. (“Cayman Feeder”) and Other Affiliated Limited Partners (“Affiliates”), along with General Partner.

The financial statements of the Master Fund are attached herewith in this report and should be read in conjunction with the Collector Fund’s financial statements.

As of December 31, 2010, the percentage of the Master Fund owned by the Collector Fund was 43.76% based on capital commitments.

Due to the long-term nature of the Master Fund’s investments, the Collector Fund’s investment in the Master Fund is considered to be illiquid and is not transferable without the written consent of the Master Fund’s General Partner.

The term of the Collector Fund will continue until the dissolution date, which is November 5, 2017, unless the Collector Fund is sooner dissolved in accordance with the terms of the partnership agreement. However, the General Partner with written consent of the UST, may extend the term of the Collector Fund for up to two consecutive one-year periods.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

2.	SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements of the Collector Fund were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are expressed in United States Dollars.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Recently Issued Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance under Accounting Standards Codification (“ASC”) 820 (Fair Value Measurements and Disclosures) for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Effective January 1, 2010, the Master Fund has adopted the amended guidance and the Investment Manager is monitoring the impact on the financial statements.

Fair Value Measurement

The Collector Fund records its investments in the Master Fund proportionate to its ownership interest in the Master Fund. Valuation of securities held by the Master Fund is discussed in the notes to the Master Fund’s financial statements attached to this report.

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on the effective date. The Collector Fund records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. In addition, the Collector Fund records its own income and expenses on the accrual basis.

Income Taxes

The Collector Fund is required to record a liability for an estimated contingent expense if the information available indicates that it is probable that there is a tax liability incurred at the date of the financial statements, and the amount of the tax liability can be reasonably estimated.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

No income tax liability for uncertain tax positions has been recognized in the accompanying financial statements. Each partner is individually responsible for reporting income or loss, to the extent required by the federal and state income tax laws and regulations, based upon its respective share.

Organization Costs

Organization costs represent costs incurred in connection with the formation and organization of the Collector Fund and are expensed as incurred. Each partner bears its allocable share of such organization expenses based on its relative commitment. During the year ended December 31, 2010, the Collector Fund incurred $235,000 of organization costs.

Indemnifications

The Collector Fund enters into contracts that contain a variety of indemnifications. The Collector Fund’s maximum exposure under these arrangements is unknown. However, the Collector Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	PARTNERS’ CAPITAL

Capital Commitments and Capital Contributions – Under the terms of the partnership agreement, the General Partner admitted Limited Partners (the “Limited Partners” and collectively with the General Partner, “Partners”) to the Collector Fund on November 5, 2009, March 12, 2010 and May 5, 2010. In aggregate, a total of $543,113,872 in Partners’ capital commitments was accepted, including commitments of $326,997,035, $147,651,889, $68,000,000 and $464,948 from Cayman Feeder, Onshore Feeder, Affiliates and General Partner, respectively. The second and third closings of the Collector Fund occurred on March 12, 2010 and May 5, 2010 respectively; combined subsequent closings increased Limited Partners’ capital commitments by $115,378,924. As of December 31, 2010, the Collector Fund called and received all capital commitments in cash contributions from the Partners. On May 5, 2010, two affiliated partners in the Collector Fund were transferred to the Master Fund. The capital interest transferred out amounted to $73,866,584, which is net of $14,162 expenses from the Collector Fund.

Capital Allocations – All income, gains, deductions, losses and credits of the Collector Fund will generally be allocated among the Partners in a manner generally consistent with the distribution priorities described below.

Carried Interest – The General Partner is entitled to a priority allocation of profits, (“Carried Interest”) that is allocated from the capital account of limited partners to the capital account of the General partner if the performance of the Fund exceeds a 10% cumulative preferred annual return, compounded annually, on the unreturned capital contribution of the non-affiliated limited partners. Carried Interest is calculated as if the Fund had realized all assets and settled all liabilities at current reported values in these financial statements, and distributed the proceeds to each partner consistent with the provisions below. See below distribution section for further detail.

Distributions – Distributions are from cash proceeds received from the Master Fund for the sale or disposition of investments, dividends, interest or other income from investments after the effects of any reserves made to meet future expenses and liabilities of the Collector Fund. Distributions are made at the discretion of the General Partner and are allocated pursuant to the distribution priorities set forth below:

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

(A) First, 100% to the Limited Partners until they have received cumulative distributions equal in value to their aggregate capital contributions to the Collector Fund; and

(B) Second, 100% to the Limited Partners until they have received cumulative distributions pursuant to this clause (B), clause (C) and clause (D)(i) equal to a 10% per annum return, compounded annually, on the difference between (i) its aggregate capital contributions to the Collector Fund and (ii) amounts distributed under clause (B) and this clause (C); and

(C) Third, 85% to the General Partner and 15% to the Partners until the Manager has received cumulative distributions under this clause (C) equal to 15% of the cumulative amounts distributed under clause (B) and this clause (C); and

(D) Fourth, thereafter, (i) 85% to the Partners and (ii) 15% to the General Partner (the General Partner’s distributions under clauses (C) and (D), the “Carried Interest Distributions”).

For the year ended December 31, 2010, the General Partner was allocated $19,327,020 of carried interest from the Collector Fund.

For the year ended December 31, 2010, the Partners in the Collector Fund received distributions of $31,531,136 which are recallable. However, the General Partner does not intend to recall such amounts.

4.	MANAGEMENT AGREEMENT

The Collector Fund will pay to the Investment Advisor a management fee (the “Management Fee”) equal to 0.5% per annum of aggregate commitments, except for certain affiliated Limited Partners that pay 0.143% of their commitments. The Management Fee is payable on aggregate commitments contributed to the Collector Fund, the proceeds of which have been used to fund investments (including Fund Expenses, other than Management Fees, that are related to such investments) by the Master Fund that have not been disposed of. The Management Fee will be payable as of the last business day of each calendar month.

During the year ended December 31, 2010, the Collector Fund incurred Management Fees of $2,522,565, of which $209,813 remained payable as of December 31,2010.

5.	FINANCIAL HIGHLIGHTS

The financial highlights are calculated for the year ended December 31, 2010 for the Limited Partners as a whole and exclude data for the General Partner; calculations of these highlights on an individual Limited Partner basis may yield results that vary from those stated herein due to the timing of capital transactions and different expense arrangements.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

RATIOS TO LIMITED PARTNERS’ CAPITAL

		Ratios (3)%
Onshore Feeder(4)
Expenses before carried interest(1)		2.00
Carried interest(1)		3.94

Total expenses(1)		5.94

Net investment(1)		18.10
Cayman Feeder
Expenses before carried interest(1)		2.09
Carried interest(1)		4.48

Total expenses(1)		6.57

Net investment(1)		18.82
Affiliates
Expenses(1)		1.73
Net investment(1)		16.66

	December 31, 2010	December 31, 2009
Internal rate of return(2)
Onshore Feeder(4)	30.69%	1.24%
Cayman Feeder	27.86	1.04
Affiliates	38.98	0.00
(1)

The ratios of expenses and net investment income to weighted average Partners’ Capital represent the expenses before and after carried interest and net investment income for the period allocated to the Limited Partners, as reported on the Statement of Operations, to weighted average Limited Partners’ Capital. Net investment income and expenses include amounts allocated from the Master Fund.

(2)

The internal rate of return (“IRR”) is presented for each group of Limited Partners and is net of all expenses and profit sharing allocations, if any, to the General Partner. The IRR is computed based on the actual dates of the Limited Partners’ cash flows and the residual value of the Limited Partners’ capital account at December 31, 2010.

(3)

The ratios are based on weighted average partner’s capital which was calculated using the end of the month partners’ capital balance, adjusted for timing of capital transactions, except the internal rate of return.

(4)

The ratios for the Onshore Feeder includes the capital activity of two affiliated Limited Partners up until May 5, 2010 the date they transferred out of the Collector Fund. The internal rate of return excludes the two affiliated Limited Partners capital activity since November 19, 2009 (date of inception). See footnote 3 for further details.

RLJ WESTERN ASSET PUBLIC/PRIVATE COLLECTOR FUND, L.P.

(a Delaware limited partnership)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

6.	SUBSEQUENT EVENTS

The General Partner has evaluated events and transactions that have occurred through April 29,2011, the date the financial statements were available to be issued and have disclosed such events and transactions below.

During the period from January 1,2011 through April 29,2011, the Collector Fund made distributions to the Partners in the amount of $13,966,889 net of $609,136 in disbursements for expenses.